UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to Current Report

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 6, 2025

CEA INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 South Pierce Avenue, Suite C

Louisville, Colorado 80027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 993-5271

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	BNC	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (the “Amendment”) is being filed by CEA Industries Inc. (the “Company”) to supplement the Current Report on Form 8-K originally filed on June 10, 2025 (the “Original Report”), which reported the completion of the acquisition of the Fat Panda Group of Companies. This Amendment is being filed to include the required financial statements of the business acquired and the related pro forma financial information, as required by Item 9.01 of Form 8-K. This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of the Fat Panda Group of Companies as of and for the fiscal years ended April 30, 2025 and 2024, together with the notes thereto and the report of the independent registered public accounting firm, are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

(b)	Pro forma financial information

The unaudited pro forma condensed combined financial information of CEA Industries Inc. and the Fat Panda Group of Companies, giving effect to the acquisition as if it had occurred on the dates indicated, are attached hereto as Exhibit 99.2 and are incorporated by reference herein, including:

●	Pro forma condensed combined balance sheet as of April 30, 2025,

●	Pro forma condensed combined statements of operations for the year ended April 30, 2025, and

●	The notes to the unaudited pro forma condensed combined financial information.

(d)	Exhibits

Exhibits	Description of Exhibit

99.1	Audited consolidated financial statements of the Fat Panda Group of Companies for the years ended April 30, 2025 and 2024.

99.2	Unaudited pro forma condensed combined financial information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated August 19, 2025

CEA INDUSTRIES INC.

By:	/s/ David Namdar
David Namdar
Chief Executive Officer